Exhibit 99.1

At the Company:	For Investors:
Katrina Becker	Tim Nowell
Director, Corporate Communications	Director, Investor Relations
(402) 578-3193	(402) 597-8440
katrina.becker@tdameritrade.com	timothy.nowell@tdameritrade.com
TD AMERITRADE ACHIEVES RECORD QUARTER
Asset-Based Revenues Soar to Nearly 59 Percent
OMAHA, Neb., July 18, 2006 — Increased interest rates, spreads and client cash balances have helped TD AMERITRADE Holding Corporation (NASDAQ: AMTD) close the books on a record quarter,(1) furthering its long-term growth strategy as asset-based revenues close in on 60 percent for the first time.
Results for the quarter ended June 30, 2006, are further illustrated by the following:
•	Record net income(1) of $140 million, or $0.23 per diluted share;

•	Record non-GAAP EPS(2) of $0.27;

•	Record pre-tax income(1) of $233 million, or 43 percent of net revenues;

•	Record operating margin(2) of $288 million, or 53 percent;

•	Record EBITDA(1) (2) of $287 million, or 53 percent;

•	Record net revenues of $540 million;

•	Average client trades per day of approximately 253,000;

•	Annualized return on equity of 36 percent for the quarter;

•	Client assets of approximately $255.3 billion, including $37.5 billion of client cash and money market funds;

•	Liquid assets(2) of $421 million; cash and cash equivalents of $395 million;

•	128,000 new accounts at an average cost of $432 per account, 59,000 closed accounts, 6,139,000 Total Accounts, 3,260,000 Qualified Accounts;(3) and

•	Average client margin balances of approximately $7.9 billion. On June 30, 2006, client margin balances were approximately $7.8 billion.
“Despite a decline in investor activity in June, we realized a record quarter, thanks in part to an increase in asset-based revenues,” said Joe Moglia, chief executive officer.
Updating Guidance
The Company has increased its earnings projections for fiscal year 2007 to $0.99 to $1.21 per share and confirms its guidance for the fourth quarter of fiscal year 2006. Guidance for fiscal 2006 has been tightened to $0.94 to $1.00, or $0.87 to $0.93 excluding a one-time gain realized on the sale of the Company’s investment in Knight Capital Group, Inc.(2) Further details can be found in the “Outlook Statement” section of the Company’s corporate Web site, located at www.amtd.com.
“We continue to focus on completing the TD Waterhouse integration and positioning TD AMERITRADE for growth in the long-term investor segment,” Moglia continued. “Over the next year, we expect the investments we are making in our technology, value propositions and brand to deliver results that will enhance our growth and strengthen our market position going into 2008.”
Company Hosts Conference Call
The Company will host its June Quarter conference call this morning, July 18, 2006, at 7:30 a.m. CT. Participants may listen to the call by dialing 800-811-7286. The Company will Webcast the call at www.amtd.com
As the Company will be discussing a number of financial metrics, participants are encouraged to download the slides associated with the presentation from the Web site before the start of the call. A podcast and an archived version of the presentation, including the materials discussed, will be available following the call.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation, through its brokerage subsidiaries,(4) provides a dynamic balance of investment products and services that furthers the Independent Spirit of individual investors. The Company’s full spectrum of services include a leading active trader program and long-term investor solutions, including a national branch system, as well as relationships with one of the largest networks of independent registered investment advisors. The Company’s common stock trades under the ticker symbol AMTD. For more information, please visit www.amtd.com.
Forward-looking Statements
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any statements regarding financial guidance and future operations are forward-looking statements. These statements reflect only our current expectations or plans and are not guarantees of future performance, results or operations. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, regulatory and legal matters and uncertainties and other risk factors described in our latest Quarterly Report on Form 10-Q filed with the SEC on May 9, 2006 and our latest Annual Report on Form 10-K filed with the SEC on Dec. 14, 2005. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

(1)	Record quarter references $0.23 earnings per share, which was also achieved in the fourth fiscal quarter of 2005. All records referenced exclude a one-time gain realized on the sale of the Company’s investment in Knight Capital Group, Inc. when comparing to the second fiscal quarter of 2006.

(2)	See attached reconciliation of financial measures.

(3)	Total Accounts include all open client accounts (funded and unfunded), except clearing accounts, and include those accounts purchased in the TD Waterhouse acquisition and excludes those accounts included in the sale of Ameritrade Canada to TD Bank Financial Group. Qualified Accounts include all open client accounts with a total liquidation value greater than or equal to $2,000, except clearing accounts. See Glossary of Terms on the Company’s web site at www.amtd.com for additional information.

(4)	TD AMERITRADE, Inc., member NASD/SIPC, receives clearing and custodial services from Ameritrade, Inc., member NASD/SIPC, and National Investor Services Corporation (NISC), member NYSE/SIPC. TD AMERITRADE, Ameritrade and NISC are subsidiaries of TD AMERITRADE Holding Corporation.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share data
(Unaudited)

	Quarter Ended		Nine Months Ended
	June 30, 2006	June 24, 2005	June 30, 2006	June 24, 2005
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$213,173	$113,077	$564,366	$394,596

Asset-based revenues:
Interest revenue	297,949	137,396	729,351	366,797
Brokerage interest expense	(98,580)	(38,678)	(228,982)	(93,526)

Net interest revenue	199,369	98,718	500,369	273,271

Money market deposit account fees	69,043	—	114,350	—
Money market and other mutual fund fees	49,492	6,347	89,656	17,840

Total asset-based revenues	317,904	105,065	704,375	291,111

Other revenues	9,265	16,212	46,088	43,133

Net revenues	540,342	234,354	1,314,829	728,840

Expenses:
Employee compensation and benefits	90,414	43,972	247,029	130,811
Fair value adjustments of compensation-related derivative instruments	2,234	0	1,248	0
Clearing and execution costs	25,810	7,181	50,760	20,081
Communications	20,604	8,307	46,522	27,203
Occupancy and equipment costs	21,261	12,424	54,456	33,018
Depreciation and amortization	6,171	2,492	14,835	7,324
Amortization of acquired intangible assets	13,673	3,405	28,463	10,219
Professional services	25,357	7,947	65,441	26,722
Interest on borrowings	33,915	497	60,358	1,503
Other	12,480	4,067	27,881	12,926
Advertising	55,344	21,672	129,385	72,307
Fair value adjustments of investment-related derivative instruments	0	(14,495)	11,703	(11,826)

Total expenses	307,263	97,469	738,081	330,288

Income before other income and income taxes	233,079	136,885	576,748	398,552

Other income:
Gain on disposal of investment	0	0	78,840	0

Pre-tax income	233,079	136,885	655,588	398,552
Provision for income taxes	93,262	53,299	256,939	153,186

Net income	$139,817	$83,586	$398,649	$245,366

Basic earnings per share	$0.23	$0.21	$0.76	$0.61
Diluted earnings per share	$0.23	$0.20	$0.75	$0.60

Weighted average shares outstanding — basic	608,476	403,017	522,410	403,911
Weighted average shares outstanding — diluted	619,707	411,074	533,997	412,250

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	June 30, 2006	Sept. 30, 2005
Assets:
Cash and cash equivalents	$395,306	$171,064
Short-term investments	24,775	229,819
Segregated cash and investments	7,083,572	7,595,359
Broker/dealer receivables	3,994,844	3,420,226
Client receivables	7,799,378	3,784,688
Goodwill and intangible assets	2,758,205	1,028,974
Other	262,130	186,980

Total assets	$22,318,210	$16,417,110

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$6,873,341	$4,449,686
Client payables	11,153,427	10,095,837
Prepaid variable forward derivative instrument	—	20,423
Prepaid variable forward contract obligation	—	39,518
Broker/dealer notes payable	110,000	—
Long-term debt	1,889,625	—
Other	642,500	292,779

Total liabilities	20,668,893	14,898,243
Stockholders’ equity	1,649,317	1,518,867

Total liabilities and stockholders’ equity	$22,318,210	$16,417,110

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended		Nine Months Ended
	June 30, 2006	June 24, 2005	June 30, 2006	June 24, 2005
Trading Activity Metrics:
Total trades (in millions)	15.9	8.9	41.5	30.0
Average commissions and transaction fees per trade	$13.39	$12.72	$13.61	$13.16
Average client trades per day	252,784	138,930	221,133	159,102
Average client trades per account (annualized)	10.4	9.7	10.8	11.2
Activity rate	4.1%	3.8%	4.3%	4.4%
Trading days	63.0	64.0	187.5	188.5

Interest Revenue Metrics:
Segregated cash:
Average balance (in billions)	$7.2	$7.6	$7.4	$7.8
Average annualized yield	4.71%	2.80%	4.22%	2.33%

Interest revenue (in millions)	$86.0	$53.8	$236.3	$138.4

Client margin balances:
Average balance (in billions)	$7.9	$3.4	$6.1	$3.5
Average annualized yield	7.81%	5.79%	7.56%	5.42%

Interest revenue (in millions)	$155.7	$50.4	$351.9	$143.8

Securities borrowing:
Average balance (in billions)	$3.5	$3.8	$3.3	$4.0
Average annualized yield	5.54%	3.19%	4.94%	2.63%

Interest revenue (in millions)	$49.1	$30.7	$123.0	$79.7

Interest revenue — other (in millions)	$7.1	$2.5	$18.2	$4.9

Interest revenue — total (in millions)	$297.9	$137.4	$729.4	$366.8

Brokerage Interest Expense Metrics:
Client credit balances:
Average balance (in billions)	$10.3	$9.3	$9.9	$9.5
Average annualized cost	1.07%	0.53%	0.96%	0.39%

Interest expense (in millions)	$27.9	$12.4	$71.9	$28.2

Securities lending:
Average balance (in billions)	$6.5	$4.6	$5.4	$4.8
Average annualized cost	4.22%	2.25%	3.79%	1.81%

Interest expense (in millions)	$69.8	$26.1	$155.4	$65.7

Brokerage interest expense — other (in millions)	$0.9	$0.2	$1.7	($0.4)

Brokerage interest expense — total (in millions)	$98.6	$38.7	$229.0	$93.5

Other Revenue Metrics:
Money market deposit account fees:
Average balance (in billions)	$8.4	N/A	$4.9	N/A
Average annualized yield	3.27%	N/A	3.05%	N/A
Fee revenue (in millions)	$69.0	N/A	$114.4	N/A

Money market mutual fund fees:
Average balance (in billions)	$16.5	$2.9	$10.8	$2.7
Average annualized yield	0.76%	0.73%	0.75%	0.72%
Fee revenue (in millions)	$31.7	$5.3	$61.3	$14.9

Other mutual fund fees:
Average balance (in billions)	$34.7	$3.3	$22.2	$3.1
Average annualized yield	0.20%	0.13%	0.17%	0.13%
Fee revenue (in millions)	$17.8	$1.0	$28.4	$2.9

Client Account and Client Asset Metrics:
Qualified accounts (beginning of period)	3,293,000	1,730,000	1,735,000	1,677,000
Qualified accounts (end of period)	3,260,000	1,730,000	3,260,000	1,730,000
Percentage increase (decrease) during period	(1%)	0%	88%	3%

Total accounts (beginning of period)	6,070,000	3,665,000	3,717,000	3,520,000
Total accounts (end of period)	6,139,000	3,689,000	6,139,000	3,689,000
Percentage increase (decrease) during period	1%	1%	65%	5%

Client assets (beginning of period, in billions)	$262.9	$75.6	$83.3	$68.8
Client assets (end of period, in billions)	$255.3	$78.8	$255.3	$78.8
Percentage increase (decrease) during period	(3%)	4%	206%	15%
NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages, per share amounts and Outlook ranges
(Unaudited)

					Outlook Range*
	Quarter Ended		Nine Months Ended		(in millions)
	June 30, 2006	June 24, 2005	June 30, 2006	June 24, 2005	Full Year 2006
Net Income Excluding Investment Gains/Losses (1)
Net income, as reported	$139,817	$83,586	$398,649	$245,366	$524.8 - $560.2
Adjustments:
Gain on disposal of investment	—	—	(78,840)	—	(78.8)
Fair value adjustments of investment-related derivative instruments	—	(14,495)	11,703	(11,826)	11.7
Income tax effect of above adjustments	—	5,581	25,848	4,553	25.8

Net income excluding investment gains/losses	$139,817	$74,672	$357,360	$238,093	$483.5 - $518.9

EPS Excluding Investment Gains/Losses (1)
Diluted earnings per share, as reported	$0.23	$0.20	$0.75	$0.60	$0.94-$1.00
Adjustments on a per share basis, net of income tax effect:
Gain on disposal of investment	—	—	(0.09)	—	(0.08)
Fair value adjustments of investment-related derivative instruments	—	(0.02)	0.01	(0.02)	0.01

EPS excluding investment gains/losses	$0.23	$0.18	$0.67	$0.58	$0.87 - $0.93

Non-GAAP Net Income (2)
Net income, as reported	$139,817	$83,586	$398,649	$245,366	$524.8 - $560.2
Adjustments:
Amortization of acquired intangible assets	13,673	3,405	28,463	10,219	41.8
Interest on borrowings	33,915	497	60,358	1,503	93.6
Gain on disposal of investment	—	—	(78,840)	—	(78.8)
Fair value adjustments of investment-related derivative instruments	—	(14,495)	11,703	(11,826)	11.7
Income tax effect of above adjustments	(18,494)	4,078	(8,758)	40	(26.9)

Non-GAAP net income	$168,911	$77,071	$411,575	$245,302	$566.2 - $601.6

Non-GAAP EPS (2)
Diluted earnings per share, as reported	$0.23	$0.20	$0.75	$0.60	$0.94-$1.00
Adjustments on a per share basis, net of income tax effect:
Amortization of acquired intangible assets	0.01	0.01	0.03	0.02	0.04
Interest on borrowings	0.03	—	0.07	—	0.10
Gain on disposal of investment	—	—	(0.09)	—	(0.08)
Fair value adjustments of investment-related derivative instruments	—	(0.02)	0.01	(0.02)	0.01

Non-GAAP earnings per share	$0.27	$0.19	$0.77	$0.60	$1.01 - $1.07

	Quarter Ended				Nine Months Ended
	June 30, 2006		June 24, 2005		June 30, 2006		June 24, 2005
	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.
Operating Margin (3)
Operating margin	$288,423	53.3%	$144,062	61.5%	$717,836	54.6%	$459,033	63.0%
Less:
Advertising	(55,344)	(10.2%)	(21,672)	(9.2%)	(129,385)	(9.8%)	(72,307)	(9.9%)
Fair value adjustments of investment-related derivative instruments	0	0.0%	14,495	6.1%	(11,703)	(0.9%)	11,826	1.6%

Income before other income and income taxes	233,079	43.1%	136,885	58.4%	576,748	43.9%	398,552	54.7%
Gain on disposal of investment	0	0.0%	0	0.0%	78,840	6.0%	0	0.0%

Pre-tax income	$233,079	43.1%	$136,885	58.4%	$655,588	49.9%	$398,552	54.7%

EBITDA and EBITDA Excluding Investment Gains (4)
EBITDA excluding investment gains	$286,838	53.1%	$143,279	61.1%	$680,404	51.7%	$417,598	57.3%
Plus: Gain on disposal of investment	0	0.0%	0	0.0%	78,840	6.0%	0	0.0%

EBITDA	286,838	53.1%	143,279	61.1%	759,244	57.7%	417,598	57.3%
Less:
Depreciation and amortization	(6,171)	(1.2%)	(2,492)	(1.0%)	(14,835)	(1.1%)	(7,324)	(1.0%)
Amortization of acquired intangible assets	(13,673)	(2.5%)	(3,405)	(1.5%)	(28,463)	(2.1%)	(10,219)	(1.4%)
Interest on borrowings	(33,915)	(6.3%)	(497)	(0.2%)	(60,358)	(4.6%)	(1,503)	(0.2%)

Pre-tax income	$233,079	43.1%	$136,885	58.4%	$655,588	49.9%	$398,552	54.7%

	As of
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 24,
	2006	2006	2005	2005	2005
Liquid Assets (5)
Liquid assets	$421,055	$374,423	$489,938	$396,708	$271,117
Plus: Broker-dealer cash and cash equivalents	322,960	411,208	122,444	107,236	205,408
Less:
Non broker-dealer short-term investments	(24,775)	(40,000)	(302,921)	(229,819)	(20,000)
Excess broker-dealer regulatory net capital	(323,934)	(262,221)	(121,342)	(103,061)	(189,209)

Cash and cash equivalents	$395,306	$483,410	$188,119	$171,064	$267,316

Note: The term “GAAP” in the following explanations refers to generally accepted accounting principles in the United States.

*	Outlook Range is from the July 18, 2006 Outlook Statement.

(1)	Net income excluding investment gains/losses and earnings per share (EPS) excluding investment gains/losses are Non-GAAP financial measures as defined by SEC Regulation G. We define net income excluding investment gains/losses as net income, adjusted to remove the after-tax effect of investment-related gains and losses. We consider net income excluding investment gains/losses and EPS excluding investment gains/losses important measures of our financial performance. Gains/losses on investments and investment-related derivatives are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. Net income excluding investment gains/losses and EPS excluding investment gains/losses should be considered in addition to, rather than as a substitute for, GAAP net income and EPS.

(2)	Non-GAAP net income and Non-GAAP earnings per share (EPS) are Non-GAAP financial measures as defined by SEC Regulation G. We define Non-GAAP net income as net income, adjusted to remove the after-tax effect of amortization of acquired intangible assets, interest on borrowings, fair value adjustments of investment-related derivative instruments and any unusual gains or charges. We consider Non-GAAP net income and Non-GAAP EPS important measures of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. Amortization of acquired intangible assets and fair value adjustments of investment-related derivative instruments are excluded because they are non-cash expenses that do not require further cash investment. Interest on borrowings is excluded because we use these measures as an indicator of the earnings available to service debt. Unusual gains and charges are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. Non-GAAP net income and EPS should be considered in addition to, rather than as a substitute for, GAAP net income and EPS.

(3)	Operating margin is considered a Non-GAAP financial measure as defined by SEC Regulation G. We define operating margin as pre-tax income, adjusted to remove advertising expense, fair value adjustments of investment-related derivative instruments and any unusual gains or charges. We consider operating margin an important measure of the financial performance of our ongoing business. Advertising spending is excluded because it is largely at the discretion of the Company, varies significantly from period to period based on market conditions and relates to the acquisition of future revenues through new accounts rather than current revenues from existing accounts. Fair value adjustments of investment-related derivative instruments and unusual gains and charges are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. Operating margin should be considered in addition to, rather than as a substitute for, pre-tax income, net income and earnings per share.

(4)	EBITDA (earnings before interest, taxes, depreciation and amortization) and EBITDA excluding investment gains are considered Non-GAAP financial measures as defined by SEC Regulation G. We consider EBITDA and EBITDA excluding investment gains important measures of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA eliminates the non-cash effect of tangible asset depreciation and intangible asset amortization. EBITDA excluding investment gains also eliminates the effect of unusual gains that are not likely to be indicative of the ongoing operations of our business. EBITDA and EBITDA excluding investment gains should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(5)	Liquid assets is considered a Non-GAAP financial measure as defined by SEC Regulation G. We define liquid assets as the sum of a) non broker-dealer cash and cash equivalents, b) non broker-dealer short-term investments and c) regulatory net capital of our broker-dealer subsidiaries in excess of 5% of aggregate debit items. We consider liquid assets an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets should be considered as a supplemental measure of liquidity, rather than as a substitute for cash and cash equivalents.